Exhibit 10.4

SECOND ADDENDUM TO LEASE AGREEMENT

ADDENDUM TO LEASE DATED 1 DECEMBER BETWEEN HENRY AMALGAMATED LLC, (LESSOR) AND BROWNSTONE PUBLISHING LLC, (LESSEE) DATED MARCH 1, 2009 (LEASE AGREEMENT) IS MADE AND ENTERED AS OF DECEMBER 1, 2010

WHEREAS, Lessor and Lessee entered into the lease agreement dated March 1, 2009 for office space.

NOW THEREFORE, it is agreed that the Lease Agreement is hereby modified and amended in the following respects to be effective December 1, 2010 WIT:

1.	Paragraph (1) (Description of Premises) Lessor herby leases additional office space known as the following to the lessee: 960 East Washington Street, Suite 100B and 14 Cruse Street, Suite 100 South Unit Indianapolis, IN 46202.

2.	Paragraph (4) (Rent) The amount for the additional office space with a square footage of 1,924 will be $1,603.33 a month.

Except as specifically mentioned herein, all other terms and conditions of the original Lease Agreement shall remain the same and unchanged

Henry Amalgamated LLC Lessor

/s/ Karl Northern	Date:	12-8-10
Karl Northern

Angie’s List Lessee

/s/ Chuck Hundt	Date:	12/7/10
Chuck Hundt